Financial Statements

UBS Life Insurance Company USA Separate Account

Year Ended December 31, 2017

With Report of Independent Registered Public Accounting Firm

UBS Life Insurance Company USA Separate Account

Financial Statements

Year Ended December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors of UBS Life Insurance Company USA Separate Account

We have audited the accompanying statement of assets and liabilities of UBS Life Insurance Company USA Separate Account (the Separate Account), comprised of the subaccounts Growth and Income, Growth, International Growth, Balanced Wealth Strategy, and Intermediate Bond (collectively referred to as the “subaccounts”), as of December 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts comprising UBS Life Insurance Company USA Separate Account at December 31, 2017, the results of their operations for the year then ended, and changes in their net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and transfer agents, as applicable. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account auditor since 1994.

April 26, 2018

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UBS Life Insurance Company USA Separate Account

Statement of Assets and Liabilities

December 31, 2017

	Growth and Income Division	Growth Division	International Growth Division	Balanced Wealth Strategy Division	Intermediate Bond Division
Assets
Investment in shares of mutual funds, at market	$152,689	$1,071,350	$374,565	$171,265	$18,576

Total Assets	$152,689	$1,071,350	$374,565	$171,265	$18,576

Net Assets:
Accumulation units with early withdrawal charges	$83,690	$1,053,356	$371,068	$168,009	$13,000
Accumulation units without early withdrawal charges	64,425	17,994	–	–	–
Contracts in the annuitization period with early withdrawal charges	–	–	–	–	–
Contracts in the annuitization period without early withdrawal charges	4,574	–	3,497	3,256	5,576
Total Net Assets	$152,689	$1,071,350	$374,565	$171,265	$18,576

Investment in shares of mutual funds, at cost	$105,042	$605,719	$286,037	$175,595	$20,040
Shares of mutual funds owned	4,578.350	29,984.605	16,179.892	14,440.574	1,759.068

Accumulation units with early withdrawal charges:
Units outstanding	1,675.610	27,525.046	17,579.153	5,156.010	712.431
Unit value	$49.95	$38.27	$21.11	$32.59	$18.25

Accumulation units without early withdrawal charges:
Units outstanding	1,307.724	493.730	–	–	–
Unit value	$49.27	$36.45	$18.53	$31.41	$17.51

Contracts in the annuitization period with early withdrawal charges:
Units outstanding	–	–	–	–	–
Unit value	$52.16	$39.94	$22.04	$34.04	$19.06

Contracts in the annuitization period without early withdrawal charges:
Units outstanding	90.415	–	183.793	100.901	310.167
Unit value	$50.59	$37.40	$19.03	$32.27	$17.98

See accompanying notes.

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UBS Life Insurance Company USA Separate Account

Statement of Operations

Year Ended December 31, 2017

	Growth and Income Division	Growth Division	International Growth Division	Balanced Wealth Strategy Division	Intermediate Bond Division
Income
Dividends	$2,028	$–	$3,963	$3,342	$630

Expenses
Mortality and risk expense	2,326	15,519	5,620	2,745	320
Net investment income / (loss)	(298)	(15,519)	(1,657)	597	310

Realized gain / (loss) on investments:
Realized gain / (loss) on sale of funds shares	1,073	36,314	6,035	(6,331)	(138)
Distributions	12,005	47,381	–	1,327	183
Total realized gain / (loss) on investments	13,078	83,695	6,035	(5,004)	45

Change in unrealized appreciation / (depreciation) of investments	9,445	201,112	94,070	27,170	29
Net increase / (decrease) in net assets from operations	$22,225	$269,288	$98,448	$22,763	$384

See accompanying notes.

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UBS Life Insurance Company USA Separate Account

Statements of Changes in Net Assets

Year Ended December 31, 2017

	Growth and Income Division	Growth Division	International Growth Division	Balanced Wealth Strategy Division	Intermediate Bond Division

Increase / (decrease) in net assets from operations:
Net investment income / (loss)	$(298)	$(15,519)	$(1,657)	$597	$310
Net realized gain / (loss) on investments	13,078	83,695	6,035	(5,004)	45
Change in unrealized appreciation / (depreciation) of investments	9,445	201,112	94,070	27,170	29
Net increase / (decrease) in net assets from operations	22,225	269,288	98,448	22,763	384

Contract transactions:
Contract distributions and terminations	–	(83,472)	(52,070)	(47,023)	(1,222)
Actuarial adjustment in reserves for currently payable annuity contracts	(1,051)	(3,424)	(807)	(7,338)	(1,373)
Net (decrease) in net assets from contract transactions	(1,051)	(86,896)	(52,877)	(54,361)	(2,595)
Total increase / (decrease) in net assets	21,174	182,392	45,571	(31,598)	(2,211)

Net assets at beginning of year	131,515	888,958	328,994	202,863	20,787
Net assets at end of year	$152,689	$1,071,350	$374,565	$171,265	$18,576

See accompanying notes.

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UBS Life Insurance Company USA Separate Account

Statements of Changes in Net Assets

Year Ended December 31, 2016

	Growth and Income Division	Growth Division	International Growth Division	Balanced Wealth Strategy Division	Intermediate Bond Division

Increase / (decrease) in net assets from operations:
Net investment income / (loss)	$(795)	$(14,070)	$(5,525)	$943	$316
Net realized gain / (loss) on investments	8,255	106,799	206	9,476	195
Change in unrealized appreciation / (depreciation) of investments	3,929	(97,131)	(24,690)	(5,507)	154
Net increase / (decrease) in net assets from operations	11,389	(4,402)	(30,009)	4,912	665

Contract transactions:
Contract distributions and terminations	–	–	–	(15,000)	–
Actuarial adjustment in reserves for currently payable annuity contracts	(946)	(253)	(716)	(1,231)	(1,423)
Net (decrease) in net assets from contract transactions	(946)	(253)	(716)	(16,231)	(1,423)
Total increase / (decrease) in net assets	10,443	(4,655)	(30,725)	(11,319)	(758)

Net assets at beginning of year	121,072	893,613	359,719	214,182	21,545
Net assets at end of year	$131,515	$888,958	$328,994	$202,863	$20,787

See accompanying notes.

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UBS Life Insurance Company USA Separate Account

Notes to the Financial Statements

December 31, 2017

1. Organization

UBS Life Insurance Company USA Separate Account (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by UBS Life Insurance Company USA (the “Company”), a wholly owned subsidiary of PaineWebber Life Holdings, Inc., which is a wholly owned subsidiary of UBS Americas Inc. (“UBS Americas”) which is a wholly owned subsidiary of UBS Americas Holding LLC (“UBSAHL”). UBSAHL was established in order to become the intermediate holding company for all United States subsidiaries of UBS Group AG pursuant to the new rules enacted for foreign banks in the United States. UBSAHL is a wholly owned subsidiary of UBS Group AG.

The Account exists in accordance with the rules and regulations of the California Insurance Department as a funding vehicle for individual variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in five investment divisions which, in turn, own shares of the following portfolios (the “Funds”) of Alliance Bernstein Variable Products Series Fund, Inc., an open-end registered investment company (mutual fund):

Division	Invests Exclusively in Shares of

Growth and Income	Growth and Income Portfolio
Growth	Growth Portfolio
International Growth	International Growth Portfolio
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio
Intermediate Bond	Intermediate Bond Portfolio

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company or its affiliates may conduct.

The Company has elected to terminate sales efforts of the variable annuities. As a result, the Account is no longer available to new contract owners; however, existing contract owners may continue to allocate existing funds between divisions.

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UBS Life Insurance Company USA Separate Account

Notes to the Financial Statements (continued)

2. Significant Accounting Policies

Investment Operations

Investments are stated at the closing net asset values per share of each of the respective portfolios, which value their investment securities at fair value. The average-cost method is used to determine realized gains and losses and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in additional shares of the underlying mutual fund.

Annuity Reserves

Net assets allocated to contracts in the annuitization (payout) period are computed according to the Individual Annuity Valuation 1983 Table using an assumed interest rate of 4%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Presentation

Variable annuity contracts are exempt from presenting a statement of cash flow under Accounting Standards Codification (“ASC”) 230-10-15.

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosed in the accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

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UBS Life Insurance Company USA Separate Account

Notes to the Financial Statements (continued)

2. Significant Accounting Policies (continued)

Fair Value

The Account follows Financial Accounting Standards Board (“FASB”) ASC 820, which defines fair value, establishes a framework for measuring fair value, and establishes a fair value hierarchy which prioritizes the inputs to valuation techniques. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

All financial instruments at fair value are categorized into one of three fair value hierarchy levels, based upon the lowest level input that is significant to the financial institutions fair value measurement in its entirety:

●	Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets (that the Company can access at the measurement date).

●	Level 2: Valuation techniques for which all significant inputs are market observable, either directly or indirectly.

●	Level 3: Valuation techniques which include significant inputs that are not based on observable market data.

The Account’s investments in the Funds are valued in accordance with the fair value accounting standards hierarchy as Level 2, using the valuation method of Net Asset Value ("NAV").The Funds are not considered Level 1 as they are not traded in an active market; rather the Account purchases and redeems shares at net asset value. There were no transfers into or out of Level 2 during the year.

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UBS Life Insurance Company USA Separate Account

Notes to the Financial Statements (continued)

2. Significant Accounting Policies (continued)

Recent Accounting Standards

Adopted in 2017

The FASB recently issued Accounting Standards Update 2015-07 (“ASU 2015-07”) Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent). ASU 2015-07 reporting entities that measure an investment’s fair value using the net asset value per share (or an equivalent), the amendments in ASU 2015-07 eliminate the requirement to classify the investment within the fair value hierarchy. Public entities can apply the amendments in ASU 2015-07 for fiscal years starting after December 15, 2015, and the interim periods within. The amendments were effective for all other entities for fiscal years starting after December 15, 2016. The adoption of ASU 2015-07 did not have a material impact on the Account’s financial statements.

In December 2016, the FASB issued Accounting Standards Update 2016-19 (“ASU 2016-19”), Technical Corrections and Improvements. ASU 2016-19 amends a variety of Topics in the Accounting Standards Codification to simplify, clarify and make minor improvements. Most of the amendments in ASU 2016-19 do not require transition guidance and are effective upon issuance of the ASU. The amendment to Topic 820, Fair Value Measurement, clarifies the difference between a valuation approach and a valuation technique and requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The amendments made by ASU 2016-19 to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. The adoption of ASU 2016-19 did not have a material impact on the Account’s financial statements.

3. Expenses

The Company is compensated for mortality, distribution, expense risks and enhanced death benefits by a charge equivalent to an annual rate of 1.60% (1.40% for contracts in the annuitization period) of the asset value of each contract sold subject to early withdrawal charges and 1.77% (1.65% for contracts in the annuitization period) of the asset value of each contract sold not subject to early withdrawal charges.

An annual contract administration charge of $30 may be deducted on the first valuation date on or after each contract anniversary prior to the annuity date. However, the Company has waived this charge. A transfer charge of $10 may be imposed on each transfer between divisions (portfolios)

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UBS Life Insurance Company USA Separate Account

Notes to the Financial Statements (continued)

3. Expenses (continued)

of the account in excess of 12 transfers in any contract year. However, the Company has also waived this charge until further notice. A withdrawal transaction charge of the lesser of $25 or 2% of the amount withdrawn will be imposed on each withdrawal in excess of two withdrawals per contract per year. Contracts sold subject to early withdrawal charges are assessed a charge equal to 5% of the amount withdrawn for purchase payments made within a five-year period following the date the payment was received.

4. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law or operations. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

5. Financial Highlights-Purchases and Sales of Investment Securities

The aggregate cost of purchases (including Dividends reinvested) and proceeds from sales of investments were as follows during the year ended December 31, 2017:

Division	Cost of Purchases	Proceeds From Sales

Growth and Income	$14,033	$3,414
Growth	47,381	102,415
International Growth	3,963	58,500
Balanced Wealth Strategy	4,669	57,106
Intermediate Bond	813	2,916

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UBS Life Insurance Company USA Separate Account

Notes to the Financial Statements (continued)

6. Financial Highlights - Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31, 2017 and December 31, 2016:

	Year Ended December 31, 2017			Year Ended December 31, 2016
	Purchased	Redeemed	Net Decrease	Purchased	Redeemed	Net Decrease
Division:
Growth and Income	–	22	(22)	–	23	(23)
Growth	–	2,750	(2,750)	29	38	(9)
International Growth	–	2,986	(2,986)	–	47	(47)
Balanced Wealth Strategy	–	1,833	(1,833)	65	688	(623)
Intermediate Bond	–	146	(146)	–	80	(80)

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UBS Life Insurance Company USA Separate Account

Notes to the Financial Statements (continued)

7. Financial Highlights – Unit Value

The following summarizes units outstanding, unit values, net assets at December 31, 2017, 2016, 2015, 2014 and 2013, investment income ratio, ratio of expenses to average net assets, and total return for the years then ended:

Division	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio(1)	Ratio of Expenses to Average Net Assets(2)	Total Return(3)

Growth and Income
Accumulation units with early withdrawal charges:
2017	1,676	$49.95	$84	1.45%	1.60%	17.17%
2016	1,676	42.67	72	1.01	1.60	9.53
2015	1,675	38.96	65	1.50	1.60	0.10
2014	2,308	38.92	90	1.32	1.60	7.81
2013	6,204	36.10	224	1.71	1.60	32.82

Accumulation units without early withdrawal charges:
2017	1,308	49.27	64	1.45	1.77	16.98
2016	1,308	42.16	55	1.01	1.77	9.34
2015	1,308	38.56	50	1.50	1.77	(0.08)
2014	1,350	38.59	52	1.32	1.77	7.61
2013	1,350	35.86	48	1.71	1.77	32.62

Contracts in the annuitization period with early withdrawal charges:
2017	–	52.16	–	1.45	1.40	17.40
2016	–	44.43	–	1.01	1.40	9.62
2015	–	40.53	–	1.50	1.40	0.30
2014	–	40.41	–	1.32	1.40	8.02
2013	–	37.41	–	1.71	1.40	33.08

Contracts in the annuitization period without early withdrawal charges:
2017	90	50.59	5	1.45	1.65	17.11
2016	113	43.24	5	1.01	1.65	9.48
2015	136	39.50	5	1.50	1.65	0.03
2014	160	39.49	6	1.32	1.65	7.75
2013	185	36.65	5	1.71	1.65	32.79

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UBS Life Insurance Company USA Separate Account

Notes to the Financial Statements (continued)

7. Financial Highlights – Unit Value (continued)

Division	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio(1)	Ratio of Expenses to Average Net Assets(2)	Total Return(3)

Growth
Accumulation units with early withdrawal charges:
2017	27,525	$38.27	$1,053	0.00%	1.60%	32.38%
2016	30,171	28.91	872	0.00	1.60	(0.48)
2015	30,171	29.05	876	0.00	1.60	7.31
2014	64,038	27.07	1,734	0.00	1.60	11.49
2013	68,016	24.28	1,651	1.80	1.60	31.88

Accumulation units without early withdrawal charges:
2017	494	36.45	18	0.00	1.77	32.16
2016	494	27.58	14	0.00	1.77	(0.65)
2015	494	27.76	14	0.00	1.77	7.14
2014	494	25.91	13	0.00	1.77	11.30
2013	494	23.28	12	1.80	1.77	31.67

Contracts in the annuitization period with early withdrawal charges:
2017	–	39.94	–	0.00	1.40	32.65
2016	105	30.11	3	0.00	1.40	(0.30)
2015	114	30.20	3	0.00	1.40	7.55
2014	125	28.08	4	0.00	1.40	11.69
2013	136	25.14	2	1.80	1.40	32.18

Contracts in the annuitization period without early withdrawal charges:
2017	–	37.40	–	0.00	1.65	32.30
2016	–	28.27	–	0.00	1.65	(0.53)
2015	–	28.42	–	0.00	1.65	7.29
2014	–	26.49	–	0.00	1.65	11.40
2013	–	23.78	–	1.80	1.65	31.82

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UBS Life Insurance Company USA Separate Account

Notes to the Financial Statements (continued)

7. Financial Highlights – Unit Value (continued)

Division	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio(1)	Ratio of Expenses to Average Net Assets(2)	Total Return(3)

International Growth
Accumulation units with early withdrawal charges:
2017	17,579	$21.11	$371	1.12%	1.60%	32.93%
2016	20,397	15.88	324	0.00	1.60	(8.37)
2015	20,397	17.33	353	0.34	1.60	(3.45)
2014	20,486	17.95	368	0.00	1.60	(2.76)
2013	23,299	18.46	430	1.81	1.60	11.81

Accumulation units without early withdrawal charges:
2017	–	18.53	–	1.12	1.77	32.64
2016	123	13.97	2	0.00	1.77	(8.51)
2015	123	15.27	2	0.34	1.77	(3.60)
2014	181	15.84	3	0.00	1.77	(2.88)
2013	181	16.31	3	1.81	1.77	11.56

Contracts in the annuitization period with early withdrawal charges:
2017	–	22.04	–	1.12	1.40	33.09
2016	–	16.56	–	0.00	1.40	(8.15)
2015	–	18.03	–	0.34	1.40	(3.22)
2014	–	18.63	–	0.00	1.40	(2.56)
2013	45	19.12	1	1.81	1.40	12.01

Contracts in the annuitization period without early withdrawal charges:
2017	184	19.03	4	1.12	1.65	32.80
2016	229	14.33	3	0.00	1.65	(8.38)
2015	276	15.64	4	0.34	1.65	(3.46)
2014	326	16.20	5	0.00	1.65	(2.82)
2013	377	16.67	6	1.81	1.65	11.73

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UBS Life Insurance Company USA Separate Account

Notes to the Financial Statements (continued)

7. Financial Highlights – Unit Value (continued)

Division	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio(1)	Ratio of Expenses to Average Net Assets(2)	Total Return(3)

Balanced Wealth Strategy
Accumulation units with early withdrawal charges:
2017	5,156	$32.59	$168	1.94%	1.60%	14.03%
2016	6,751	$28.58	$193	2.06	1.60	3.03
2015	7,328	27.74	203	2.27	1.60	0.04
2014	8,388	27.73	233	2.73	1.60	5.68
2013	8,571	26.24	225	2.45	1.60	14.64

Accumulation units without early withdrawal charges:
2017	–	31.41	–	1.94	1.77	13.80
2016	–	27.60	–	2.06	1.77	2.87
2015	–	26.83	–	2.27	1.77	(0.15)
2014	–	26.87	–	2.73	1.77	5.50
2013	–	25.47	–	2.45	1.77	14.47

Contracts in the annuitization period with early withdrawal charges:
2017	–	34.04	–	1.94	1.40	14.23
2016	213	29.80	6	2.06	1.40	3.22
2015	233	28.87	7	2.27	1.40	0.24
2014	254	28.80	7	2.73	1.40	5.88
2013	277	27.20	8	2.45	1.40	14.86

Contracts in the annuitization period without early withdrawal charges:
2017	101	32.27	3	1.94	1.65	13.95
2016	126	28.32	4	2.06	1.65	2.98
2015	152	27.50	4	2.27	1.65	0.00
2014	179	27.50	5	2.73	1.65	5.61
2013	207	26.04	5	2.45	1.65	14.61

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UBS Life Insurance Company USA Separate Account

Notes to the Financial Statements (continued)

7. Financial Highlights – Unit Value (continued)

Division	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio(1)	Ratio of Expenses to Average Net Assets(2)	Total Return(3)

Intermediate Bond
Accumulation units with early withdrawal charges:
2017	712	$18.25	$13	3.18%	1.60%	1.90%
2016	712	$17.91	$13	3.08	1.60	3.05
2015	712	17.38	12	1.07	1.60	(1.59)
2014	17,504	17.66	309	3.49	1.60	4.81
2013	18,271	16.85	308	5.31	1.60	(3.71)

Accumulation units without early withdrawal charges:
2017	–	17.51	–	3.18	1.77	1.74
2016	69	17.21	1	3.08	1.77	2.87
2015	69	16.73	1	1.07	1.77	(1.76)
2014	136	17.03	2	3.49	1.77	4.61
2013	136	16.28	2	5.31	1.77	(3.90)

Contracts in the annuitization period with early withdrawal charges:
2017	–	19.06	–	3.18	1.40	2.09
2016	–	18.67	–	3.08	1.40	3.72
2015	–	18.00	–	1.07	1.40	(1.80)
2014	–	18.33	–	3.49	1.40	4.98
2013	–	17.46	–	5.31	1.40	(3.54)

Contracts in the annuitization period without early withdrawal charges:
2017	310	17.98	6	3.18	1.65	1.87
2016	387	17.65	7	3.08	1.65	2.98
2015	466	17.14	8	1.07	1.65	(1.61)
2014	549	17.42	10	3.49	1.65	4.69
2013	636	16.64	11	5.31	1.65	(3.76)

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UBS Life Insurance Company USA Separate Account

Notes to the Financial Statements (continued)

7. Financial Highlights – Unit Value (continued)

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. For periods where contracts have not been outstanding for the entire year, average net assets have been calculated from the date operations commenced through the end of the reporting period. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest.

(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods when contracts have not been outstanding for the entire year, total return amounts have not been annualized.

8. Subsequent Events

The Account recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Account is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through April 26, 2018, and determined that no additional disclosures are required.

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